BERASTRATEGY.

Berachain

OCT 2025

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Actual results may vary greatly from any assumptions or models built in reliance on this document. Results may vary due to market conditions, unforeseen circumstances, competition, a reduction in the demand for such a private placement, and an unforeseen change in how regulators in the United States categorize BERA, among others. The transaction contemplated herein is subject to a multitude of risks, uncertainties, and changes. Those include but are not limited to, market conditions, the regulatory landscape defining the particular digital asset, the value of BERA, the ongoing security of the Berachain blockchain, technical and custodial risks, our ability to execute on any of the contemplated transactions subject to SEC compliance and Nasdaq related rules, and other risks of loss.

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Executive Summary.

01

Investment Opportunity.

BeraStrategy is assembling a ~$100 Million PIPE into a NASDAQ-listed operating company to convert it into the only foundation supported Digital Asset Treasury (DAT) for $BERA.

This will be composed of at least $40M of cash and at least $50M of $BERA from the Foundation and existing investors.

Proceeds from the raise will be used to accumulate a large position in the Berachain network ($BERA) and then deployed into yield-bearing opportunities on Berachain.

Target mNAV of ~0.9x

02

Introducing BeraStrategy.

BeraStrategy is a high performance digital asset treasury strategy, giving public markets investors simplified exposure to Berachain, the first L1 blockchain powered by Proof of Liquidity, all through the $BERA token.

The company generates revenues from operating validators, staking, and participating in actively managed decentralized finance strategies on the Berachain network.

Berachain has raised $150M from leading investors including Brevan Howard, Framework Ventures, Polychain Capital, Laser Digital by Nomura, Samsung Next, GoldenTree Asset Management and more.

03

Why Berachain.

Berachain is a fast, secure, EVM-identical Layer 1 blockchain built with a novel consensus mechanism called Proof of Liquidity (PoL).

Proof of Liquidity (PoL) is the first mechanism which directs the network's rewards towards its most productive applications in exchange for a portion of their revenues and/or ownership in their businesses.

This exchange of value fuels the growth of the network economy, and creates a mechanism for token holders to share that growth. PoL enables best in class staking yields for token holders, generating real income from over 150 applications.

Transaction Summary.

Overview

Offering	~$100M Equity PIPE
Issuer	To be Disclosed
Anchor Lead Order	Polychain Capital
Structure	Common Equity + Pre-Funded Warrants
Transaction mNAV	~0.9x
Use of Proceeds	Purchase BERA token, General Corporate Purposes, and Working Capital
Lock-up	180 day lockup for Foundation, Directors, Officers & 10% Shareholders
Registration Rights	Commercially reasonable efforts to have the shares registered for resale after closing
Foundation Discount	Approximately 30%, exact figure finalized on transaction close to achieve desired mNAV

Berachain

The first blockchain powered by Proof of Liquidity.

Proof of Liquidity allocates the network's resources into its most productive applications.

Berachain is the first blockchain with a mechanism that accrues value from the success of its applications.

$1.15B	$62M	151+	$150M
Value Secured (Bridge & DeFI TVL)	Top Applications Revenue (Annualized)	Native Ecosystem Apps	Capital Raised

Backed by

POLYCHAIN CAPITAL · Framework · SAMSUNG NEXT · BREVAN HOWARD · SBI Holdings · GoldenTree ASSET MANAGEMENT LP · Laser Digital NOMURA Group · OKX VENTURES

Listed on all major exchanges

BINANCE · coinbase · BYBIT · UPbit · OKX · bithumb

Blockchain Evolution.

Bitcoin was Blockchain 1.0, creating a digital ledger powered by Proof of Work, exchanging tokens for energy to secure the network.

Ethereum was Blockchain 2.0, adding a layer of logic to the ledger, exchanging tokens for capital at risk to secure the network.

Both networks spend their resources on verifying truth, as opposed to investing in growth. Berachain's Proof of Liquidity is Blockchain 3.0, reducing the cost of security and allocating into the applications on the network.

Blockchain 1.0

Proof of Work.
Paying for Energy

Blockchain 2.0

Proof of Stake.
Paying for Notary Services

Blockchain 3.0

Proof of Liquidity.
Investing in Growth

Blockchain Resource Allocation.

Proof of Liquidity allows the network to direct its capital to the most productive opportunities.

- Network capital is invested, not spent
- Apps reduce their CAC and receive growth capital
- The network is aligned with the growth of its applications

Historic PoS chains

- Fail to capture value from their applications
- Fail to add value to their applications
- Spend their resources on verifying state, as opposed to contributing to the network's expansion

Berachain fixes this.


Rewards
Berachain
Applications
Revenue $

Case Study

The Effects of Proof of Liquidity.

Dolomite and many other applications have become case studies in this new method of growth capital formation.

Dolomite TVL


375%
$360m
$320m
$280m
$240m
$200m
$160m
$120m
$80m
$40m
$0m
H2/24
H1/25
H2/25

*Data source: DeFiLlama

Flywheel.

Proof of Liquidity is a self-fulfilling prophecy for on-chain capital formation.


Revenue increases $BERA yields
Demand for $BERA increases
$BERA appreciates in value
PoL yields increase
Higher yields increase liquidity
Liquidity increases app revenues

Berachain

Ecosystem Highlights.

150+ native applications are building across the network, using the Proof of Liquidity mechanism to fuel their growth. Apps in the ecosystem have raised over $100M from leading VCs with many more projects in the pipeline. Real businesses. Real revenue.

Infrared

Yield Optimizer & Neo-bank

Backed by: Binance Labs, Hack VC, Framework, Selini

$500M	$20M	$18.75M
TVL	Revenue	Capital Raised

Kodiak

Decentralized Exchange

Backed by: Amber, Kenetic, No Limit Holdings, Shima Capital

$4B	$300M	$22.4M	$6M
Volume	TVL	Revenue	Capital Raised

Dolomite

Money Market

Backed by: World Liberty, NGC Ventures, Draper Goren Holm, coinbase Ventures

$300M	$10.4M	$3.4M
TVL	Revenue	Capital Raised

W.Ai & Wombo

Compute Aggregation Platform

Backed by: NVIDIA, SBI Ven Capital Pte. Ltd., Round13 Capital, CoreWeave

204M	$9M
Downloads	Capital Raised

Puffpaw

Physical Infra Network

Backed by: Volt Capital, Spartan, Folius Ventures, Lemniscap

$20M	$6M
Revenue	Capital Raised

Berachain has built one of the largest communities and mindshares in crypto.



WenMoon 闻月 @0xWenMoon

At what point can we officially classify Token2049 as the side-event to the Berachain party main-event


KOREA BLOCKCHAIN WEEK 2024

Berachain gets flooded with $1.6B in pre-launch liquidity

Berachain's TVL levels would technically make it the 10th largest chain



Bruno F | Magna @Bfaviero · Feb 29, 2024

Berapalooza has the craziest line so far at EthDenver @berachain


Thailand
Blockchain
Week2024



3.38M Total Active Wallets

950K+ Twitter Followers

350K+ Discord Followers

Comparables.
(Revenue to Holders)

Berachain returns more revenue to its token holders through Proof of Liquidity than chains trading at 10x-100x higher valuations

Chain	Holder Revenue (7D)	FDV
Tron	$14.65M	$33.37B
Ethereum	$3.37M	$517.69B
Solana	$1.06M	$111.12B
Berachain	**$864,577**	**$1.1B**
BSC	$262,959	$118.12B
Avalanche	$207,192	$16.52B

*Data source: DeFiLlama

Comparables.
(Market Cap to TVL)

Berachain's market cap to TVL ratio reveals an asymmetric opportunity, trading 3-10x under its L1 peers.



16
14
12
10
8
6
4
2
0
0.73
5.69
5.83
9.32
15.63
BERA
ETH
SUI
SOL
BSC

*Data source: DeFiLlama

1. TVL = Total Value Locked, the sum of the assets on the network (in this case, deployed into DeFi)

Proof of Liquidity Revenues.

$30M in Proof of Liquidity incentives have been distributed to stakers to date



Governance begins approving new vaults
Stable Revenue Growth
$33m
$30m
$26m
$22m
$19m
$15m
$11m
$7m
$4m
$0m
2025-03-24
2025-04-08
2025-04-23
2025-05-08
2025-05-23
2025-06-07
2025-06-22
2025-07-07
2025-07-22
2025-08-06
2025-08-21

*Data Source: The Honey Jar & Bera Labs, year to date.

Why BeraStrategy.

01

Best in Class Yield.

Berachain's PoL enables $BERA to accrue value from the revenues of its applications.
Through active management of sophisticated DeFi strategies, BeraStrategy enables significant outperformance against passive strategies, while providing the highest yields of any L1 token.

02

Enhanced Accessibility.

For institutional capital and retail, BeraStrategy provides a simple access point to $BERA with a yield-optimized solution. This encompasses compliance, custody, asset management, and bespoke validator management - currently unavailable to even the most sophisticated RIAs.

03

Attractive mNAV.

The Berachain Foundation's participation and deep involvement in BeraStrategy allows for PIPE participants to subscribe at an mNAV of 0.9-1.0 enabling investors to gain discounted exposure to $BERA.

mNAV.


BERA
ETH
SOL
SUI
BNB
BTC
~0.9x
1.13x
1.24x
1.86x
3.58x
5.45x
BeraStrategy
BMNR
DFDV
MCVT
BNC
NAKA

*Valuation relative to select publicly traded comparable peers

*Data as of Aug 25, 2025 11:38PM ET

Optimized Yield Management.


Infrared
20.4%
Yield (APR)
23%
Yield (APR)
51.3%
Yield (APR)
79%
Yield (APR)

Infrared interacts with every major yield-generating application on Berachain, transforming complex DeFi mechanisms into low risk, accessible “vault” strategies built around battle-tested protocols. Infrared will serve as one of the asset managers for BeraStrategy.

As the leading liquid staking protocol on Berachain, Infrared works closely with 10 of the largest validators on Berachain, optimizing resource allocation for 35% of the staked tokens across the network.

Infrared’s yield optimization strategies allow them to routinely outperform other validators’ yields by up to 50%.

Executive Team.



Incoming CIO

Ben Isenberg

GIB @ **Research Capital**

Digital Assets Trader at **Bankhaus Sheich**, a Leading Market Maker on the Frankfurt Stock Exchange.

Founder of **BSQD**, Prop Trading + MM Firm



Incoming Chairman of the Board

Bruce Linton

Former CEO of **Canopy Growth Corp (**$25B Peak MC)

Former President and Co-Founder of **webHancer Corp**

Former Leadership Team at **CrossKeys Systems Corporation**



Incoming Board Member

Billy Levy

CEO, Co-founder **Frequency**

Serial entrepreneur - Exits include:

Virgin Gaming (Acquired by Cineplex Media),
Virgin Mega (Acquired by Nike),
Mettrum Health (IPO'd, acquired for $435M)

Advisory Board.



Co-Chair

Josh Rosenthal

GP and Portfolio Manager at Polychain Capital

Former Goldman Sachs & JPM



Advisor

Papa Bear

Co-founder of Berachain and COO at Bera Labs.

Previous experience in healthcare, venture capital, and MENA based private equity transactions.